Exhibit 10.1

                      AMENDMENT NO. 1 TO THE LOAN AGREEMENT

         THIS AMENDMENT NO. 1 TO THE LOAN AGREEMENT (the "Amendment") is made April 12, 2005, and entered into to be effective as of April 5, 2005, by and between Horn Irrevocable Trust ("Horn") dated July 1, 2002, Vescovo Finance, LLC ("Vescovo"), a Utah limited liability company, hereinafter collectively referred to as "Lender," and HomeNet Corporation, a Delaware corporation, Homenet Communications, Inc., a Washington corporation, and Home Marketing Group, Inc., a Utah corporation, hereinafter collectively referred to as "Borrower."

                                 R E C I T A L S

         A. The parties entered into an agreement captioned "Loan Agreement" on or about the 6th day of December, 2004 (the "Loan Agreement").

         B. In connection with the Loan Agreement, the Borrower executed a Secured Promissory Note (the "Note") in the principal amount of $1,200,000, dated December 6, 2004, for the benefit of Lender.

         C. The Borrower has defaulted on the above referenced note but Lender has agreed to reinstate said Note, contingent upon the provisions as set forth below.

         D. The parties desire to amend the Loan Agreement and Note to reflect a change in the terms as set forth below.

         NOW, THEREFORE, the parties hereto hereby amend the Loan Agreement as follows:

1. Without amending or altering any other provision of the Loan Agreement,
Section 6 of the Loan Agreement is hereby amended to read in its entirety as follows:

                6. Term of Loan. The Loan shall be due and payable in full on May 6, 2005. Failure by Borrower to repay the full amount of the outstanding principal, fees and interest by said date shall be an event of default and shall entitle Lender to all remedies provided by this Agreement, in the Loan documents described in paragraph 7 below, and under applicable law. Borrower may prepay any portion of the principal at any time without penalty.

2. Without amending or altering any other provision of the Note, Section 2(a) of the Note is hereby amended to read in its entirety as follows:

                2. (a) Borrower shall pay the entire outstanding balance of this Secured Promissory Note (this "Note"), including principal, accrued and unpaid interest and all other fees and charges accrued and unpaid hereunder, no later than 5:00 p.m., Utah time, on May 6, 2005 (as such payment date may be adjusted hereunder pursuant to the following subsections, the "Maturity Date").

3. In consideration for the amendment to Section 6 of the Loan Agreement and
Section 2(a) of the Note, Borrower has paid Lender the sum of $60,000 ($50,000 upon the execution of this Agreement and $10,000 upon May 6, 2005). As a result of this payment, neither the fifteen percent (15%) charge nor the accrual of interest, both as referenced in Section 5 of the Note, shall become payable until and unless payment in full of the $1,200,000 principal amount of the Note is not paid to Lender on or before the May 6, 2005 Maturity Date.

4. The Loan Agreement and the Note shall remain in full force and effect and shall remain unaltered, except to the extent specifically amended herein.

5. This Amendment may be signed in several counterparts, through the use of multiple signature pages appended to each original, and all such counterparts shall constitute one and the same instrument. Any counterpart to which is attached the signatures of all parties shall constitute an original of this Amendment.

6. This Amendment is contingent upon the execution and delivery of a Reaffirmation and Release Agreement (as provided by Lender) by all Guarantors of the Note for Borrower.

         IN WITNESS WHEREOF, the parties have set executed this Amendment, to be effective as of the date first above written.

BORROWER                                           LENDER
HomeNet Corporation, Inc.                          Horn Irrevocable Trust
Address:                                           Address:
5252 North Englewood Drive, Suite 310              2520 North University Ave #50
Provo, UT   84603                                  Provo, Utah 84604
Phone: (801) 746-3311                              Phone:
Fax: (801) 746-3312                                Fax:

By  /s/ Frank Gillen                               By /s/ Harrison Horn
------------------------------------               -----------------------------
Its: President                                     Its: Trustee

BORROWER                                           LENDER
HomeNet Communications, Inc.                       Vescovo Finance, LLC
Address:                                           Address:
5252 North Englewood Drive, Suite 310              525 W. 880 S.
Provo, UT   84603                                  Orem, UT 84058
Phone: (801)746-3311                               Phone: (801) 224-6065
Fax: (801) 746-3312                                Fax: (801) 224-4516

By  /s/ Kelly Ryan                                 By /s/ Steve A. Bishop
------------------------------------               -----------------------------
Its: CEO                                           Its: Manager

BORROWER
Home Marketing Group, a Utah corporation
Address:
5252 North Englewood Drive, Suite 300
Provo, Utah 84603
Phone: (801) 746-3311
Fax: (801) 746-3312


By /s/ Dustin Macgillivray
------------------------------------
Its: President